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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 22, 2005

                                IBT BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                                    MICHIGAN
                 (State or other jurisdiction of incorporation)

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
                 0-18415                                   38-2830092
         (Commission File Number)              (IRS Employer Identification No.)
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
200 East Broadway, Mt. Pleasant, Michigan                    48858
 (Address of principal executive offices)                  (Zip Code)
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       Registrant's telephone number, including area code: (989) 772-9471

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On December 22, 2005 IBT Bancorp, Inc., a bank holding company headquartered in Mt. Pleasant, Michigan ("IBT") and The Farwell State Savings Bank ("Farwell") announced that they had entered into an Agreement and Plan of Merger, dated as of December 22, 2005 (the "Merger Agreement"), which sets forth the terms and conditions pursuant to which IBT will acquire Farwell (the "Merger").

     The Merger Agreement provides that each share of Farwell common stock issued and outstanding immediately prior to the effective time of the Merger shall be converted into the right to receive 3.0382 shares of IBT common stock plus $29.00 in cash, subject to adjustment under certain circumstances described in the Merger Agreement.

     Consummation of the Merger is subject to a number of customary conditions, including, but not limited to, (i) the approval of the Merger Agreement by the shareholders of Farwell and (ii) the receipt of requisite regulatory approvals of the Merger. The Merger is expected to be completed some time during the second quarter of 2006.

     The Merger Agreement contains certain termination rights for IBT and Farwell.

     For additional information, reference is made to the Merger Agreement attached as Exhibit 2.1.

ITEM 8.01 OTHER EVENTS.

     On December 22, 2005, IBT and Farwell issued a press release announcing that they had entered into the Merger Agreement.

     For additional information, reference is made to the press release dated December 22, 2005, which is included as Exhibit 99.1 and is incorporated herein by reference thereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Not applicable.

(b)  Not applicable.

(c)  The following exhibits are included with this Report:

     2.1 Agreement and Plan of Merger, dated December 22, 2005, between IBT Bancorp, Inc. and the Farwell State Savings Bank.

     99.1 Press Release dated December 22, 2005, announcing execution of the Merger Agreement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2005                IBT BANCORP, INC.


                                        By: /s/ Dennis P. Angner
                                            ------------------------------------
                                            Dennis P. Angner, President and
                                            Chief Executive Officer

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                                  EXHIBIT INDEX

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
Exhibit Number   Description
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
Exhibit 2.1      Agreement and Plan of Merger, dated December 22, 2005.

Exhibit 99.1     Press Release dated December 22, 2005.
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